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                                                               Exhibit 10.40(b)

           AMENDMENT NO. TWO TO MULTIYEAR REVOLVING CREDIT AGREEMENT

        This Amendment No. Two (the "Amendment") dated as of May 31, 1995, is among FOOTHILL CAPITAL CORPORATION, a California corporation ("Company"), the banks that are signatories hereto (collectively, the "Banks" and individually, a "Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BOA"), as Agent (the "Agent") for the Banks.

                                    RECITALS

        A. The Banks, the Agent and the Company entered into a Multiyear Revolving Credit Agreement dated as of June 30, 1994, as amended by Amendment No. One dated as of February 1, 1995 (the "Agreement").

        B. The Banks, the Agent and the Company desire to further amend the Agreement on the terms and conditions set forth herein.

                                   AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2.  Amendments.  The Agreement is hereby amended as follows:

                2.1 The definition of "Aggregate Commitment" in Section 1.1 of the Agreement is amended in full to read:

                "'Aggregate Commitment' means, as of any date, $306,666,667, as the same may be (a) reduced from time to time or terminated pursuant to Sections 2.1(c), 2.1(d), or 9.1 hereof or (b) increased from time to time pursuant to Sections 2.1(e) or 2.1(f) hereof. The Commitments of the Banks shall be as set forth in Exhibit A to Amendment No. Two hereto, as the same may be amended from time to time as herein provided."

                2.2 In the definition of "Applicable Margin" in Section 1.1 of the Agreement, clause (a)(ii) is amended by substituting "0.45%" for "0.50% appearing therein.

                2.3 The definition of "Renewal Reply Date" in Section 1.1 of the Agreement is amended in full to read:

                "'Renewal Reply Date' means May 1, 1996, and May 1, 1997, respectively (or if May 1 in such year is not a Business Day, the next succeeding Business Day)."

                2.4 The definition of "Renewal Request Date" in Section 1.1 of the Agreement is amended in full to read:

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                        "`Renewal Request Date' means March 1, 1996, and March
        1, 1997, respectively (or if March 1 in such year is not a Business Day, the next succeeding Business Day)."

                2.5 Section 2.1(d)(ii) of the Agreement is amended by substituting the date "June 1" for the date "July 1" and the date "May 15" for the date "June 15", in each case where such dates appear therein.

                2.6 Section 3.1 of the Agreement is hereby amended in full to read:

                        "3.1    Fees Payable to the Banks.

                                (a) The Company shall pay to the Agent for the account of the applicable Banks an annual commitment fee equal to 0.20% per annum on the average daily unused portion of the Aggregate Commitment for the period from May 31, 1995, to and including the last day of the Commitment Period, payable quarterly in arrears on the first Business Day of each calendar quarter during the Commitment Period, commencing with the first such date after May 31, 1995, and on the Termination Date; provided, however, that the annual commitment fee shall be increased to 0.28% per annum on the average daily unused portion of the Aggregate Commitment for each day on which the Company's commercial paper does not have an Investment Grade Rating from at least three Rating Agencies. Commitment fees for any period shall be calculated on the basis of a 365 or 366 day year for the actual number of days elapsed.

                                (b) The Company shall pay to the Agent for the account of the applicable Banks a utilization fee on the weighted average aggregate principal amount of Loans outstanding during the specified period equal to (i) 0.10% per annum for each day on which the aggregate principal amount of Loans outstanding is equal to or less than 25% of the Aggregate Commitment for such day, (ii) 0.20% per annum for each day on which the aggregate principal amount of Loans outstanding exceeds 25% but is equal to or less than 50% of the Aggregate Commitment in effect for such day, and (iii) 0.30% per annum for each day on which the aggregate principal amount of Loans outstanding exceeds 50% of the Aggregate Commitment in effect for such day. The utilization fee shall be payable quarterly in arrears on the first Business Day of each calendar quarter during the Commitment Period, commencing with the first such date after May 31, 1995, and on the Termination Date, and shall be calculated on the basis of a 365 or 366 day year for the actual number of days elapsed."

                2.7 Section 3.2 of the Agreement is hereby amended in full to read:

                        "3.2    Agency Fee.  The Company shall pay an agency
        fee to the Agent as provided in the agency fee letter dated as of May 31, 1995."

                2.8 Section 6.1(f) of the Agreement is amended in full to read:


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                "(f)  Net Receivable Information.  As soon as practicable and in any event within 45 days after the close of each of the first three fiscal quarters of the Company and within 90 days after the close of the fiscal year of the Company, the Company shall furnish to the Agent and the Banks a report (i) describing items included in the Net Amount of Finance Receivables and reports on Non-Performing Assets, in any case in excess of $2,000,000, (ii) describing the type and estimated market value of items included in Purchased Receivables in excess of $2,000,000, (iii) describing the type and estimated market value of items included in Purchased Receivables which are not secured or are not fully secured, (iv) listing each new Finance Receivable having a Net Amount in excess of $10,000,000 closed during such fiscal quarter, including a designation as to the type of Finance Receivable and a description of the collateral, (v) identifying the ten largest obligors by Net Amount of Finance Receivables, including a designation as to the type of Finance Receivable and a description of the collateral and (vi) listing all outstanding letters of credit and guarantees in excess of $2,500,000 as of the end of such fiscal quarter or fiscal year."

                2.9  Section 7.1 of the Agreement is amended in full to read:

                        "7.1 Adjustable Consolidated Net Worth. Adjusted Consolidated Net Worth shall not be less than $90,000,000 at any time."

                2,10 Section 7.2(a) of the Agreement is amended in full to read:

                        "(a) Outstanding Senior Indebtedness (other than Guaranties) shall not exceed an amount equal to 400% of the sum of (i) Adjusted Consolidated Net Worth, plus (ii) outstanding Subordinated Debt."

                2.11 Section 7.4 of the Agreement is amended in full to read:

                        "7.4 Purchased Receivables. The Net Amount of Purchased Receivables shall not exceed the lesser of (a) $100,000,000, or (b) 65% of the sum of Adjusted Consolidated Net Worth plus Subordinated Debt."

                2.12 In Section 8.2(a)(vii)(B) of the Agreement, "80%" is substituted for "60%" appearing therein.

                2.13 In Section 8.3(a)(i)(A) of the Agreement, the date "January 1, 1995" is substituted for the date "January 1, 1994" appearing therein.

                2.14 The last three lines of Section 8.3(a)(i) of the Agreement, immediately preceding the semi-colon (;), are amended to read:

                        "exceeds $26,712,000 plus 50% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for the Computation Period;"

                2.15 Section 8.5(a)(i) of the Agreement is amended to read:

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                        "(i)    The Company may make cash acquisitions of
        secured commercial finance or leasing portfolios or companies in an amount, in any fiscal year, up to 10% of Consolidated Assets as of the end of the previous fiscal year;"

                2.16    Section 8.8(b)(iii) of the Agreement is amended to read:

                        "(iii) subject to the provisions of the Foothill Group Subordination Agreement, the Company may make regularly scheduled payments on account of the Foothill Group Subordinated Debt and, to the extent such payments are otherwise permitted under the provisions of
        Section 8.3, the Company may make optional prepayments of all, or any portion of, the Foothill Group Subordinated Debt; and"

                2.17 Exhibit A to the Agreement is hereby amended in full by the attached Exhibit A.

        3. Representations and Warranties. When the Company signs this Amendment, the Company represents and warrants to the Agent and the Banks that: (a) there is no Default or Event of Default, (b) the representations and warranties in the Loan Documents are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Company's powers, has been duly authorized, and does not conflict with any of the Company's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Company is bound.

        4. Conditions. This Amendment will be effective when the Agent receives the following items, in form and content acceptable to the Agent and the Banks:

                4.1 This Amendment executed by the Agent, the Banks and the Company.

                4.2 Certified copies of the resolutions or other determinations of the Board of Directors of the Company, approving this Amendment and the other documents and instruments to be executed and delivered in connection herewith, together with a certificate of an Authorized Representative certifying on behalf of the Company the names and true signatures of the officers of the Company authorized to execute the Amendment and other documents delivered in connection therewith.

        5. Governing Law. This amendment shall be governed by, and construed in accordance with, the laws of the State of California, without regard to conflict of laws principles.

        6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

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        This Amendment is executed as of the date stated at the beginning of this Amendment.

                                FOOTHILL CAPITAL CORPORATION

                                By:  Kent W. Dahl
                                   ------------------------------------

                                Title:  Senior Vice President/Treasurer
                                      ---------------------------------

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, solely as Agent

                                By:
                                   ------------------------------------

                                Title:
                                      ---------------------------------

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, as a Bank

                                By:
                                   ------------------------------------

                                Title:
                                      ---------------------------------

                                CHEMICAL BANK

                                By:
                                   ------------------------------------

                                Title:
                                      ---------------------------------

                                NATIONAL WESTMINSTER BANK USA

                                By:
                                   ------------------------------------

                                Title:
                                      ---------------------------------


(Signatures continue)

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